Exhibit 99.1

ROI ACQUISITION CORP. ANNOUNCES THAT ITS SPONSOR AND ITS SPONSOR’S AFFILIATE WILL PURCHASE 1.65 MILLION SHARES OF ROI’S COMMON STOCK

NEW YORK, NY — May 20, 2013 — ROI Acquisition Corp. (NASDAQ: ROIQ; ROIQW; ROIQU) (“ROI”) announced today that ROI’s sponsor, Clinton Magnolia Master Fund, Ltd., and an affiliate of ROI’s sponsor, Clinton Spotlight Master Fund, L.P., will purchase an aggregate of 1.65 million shares of ROI’s common stock in connection with ROI’s proposed acquisition of EveryWare Global, Inc. (“EveryWare”).

Such purchases will be made (i) at the time of the closing directly from ROI in a private placement transaction at a purchase price of $10.00 per share and/or (ii) prior to the stockholder vote on the proposed acquisition in one or more private transactions from certain of ROI’s public stockholders who had previously exercised their right to request redemption of their shares of ROI’s common stock in connection with the proposed acquisition and who, with ROI’s consent, will withdraw such redemption requests prior to the stockholder vote, at a purchase price of $10.00 per share. At least 600,000 of the shares being purchased will be acquired from ROI in a private placement transaction. It is currently expected that, as result of the shares being purchased, the ownership percentages of ROI’s issued and outstanding common stock immediately following the closing of the proposed acquisition would be approximately as follows: (i) ROI public stockholders, 15.7%; (ii) ROI sponsor and affiliates, 16.5%; (iii) funds managed by Monomoy Capital Partners which are former EveryWare stockholders, 64.8%; and (iv) former EveryWare Stockholders other than funds managed by Momomoy Capital Partners, 3.0%.

All of the shares purchased by ROI’s sponsor or its affiliate will be subject to a 180-day lock-up on the same terms as the lock-up on the shares being issued by ROI to the stockholders of EveryWare in the proposed acquisition.

Any purchases of shares of common stock in a private placement transaction would offset an equal number of shares of common stock redeemed from public stockholders. ROI expects that the purchases of 1.65 million shares of common stock by ROI’s sponsor and its affiliate, together with the cash available in ROI’s trust account (following redemptions) and cash available from borrowings, will allow it to pay $90 million in cash consideration to the stockholders of EveryWare in the proposed acquisition.

Any common stock sold by ROI in private placement transactions will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The proceeds from any such private placements will be used by ROI to fund a portion of the purchase price in the proposed acquisition. Any purchases from public stockholders will be made directly from such holders and will not be effected from or through a broker or dealer, on a securities exchange, or through an inter-dealer quotation system or electronic communications network.

About EveryWare Global, Inc.

EveryWare Global, Inc. is a leading global marketer of tabletop and food preparation products for the consumer and foodservice markets, with operations in the United States, Canada, Mexico, Latin America, Europe and Asia. Its global platform allows it to market and distribute internationally its total portfolio of products, including bakeware, beverageware, serveware, storageware, flatware, dinnerware, crystal, buffetware and hollowware; premium spirit bottles; cookware; gadgets; candle and floral glass containers; and other kitchen products, all under a broad collection of widely-recognized brands. Driven by devotion to design, EveryWare Global, Inc. is recognized for providing quality tabletop and kitchen solutions through its consumer, foodservice, specialty and international channels. EveryWare Global, Inc. was formed through the merger of Anchor Hocking, LLC and Oneida LTD in March of 2012.

About ROI Acquisition Corp.

ROI Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving ROI Acquisition Corp. and one or more businesses. ROI Acquisition Corp. is a Delaware corporation formed in 2011 and is sponsored by Clinton Group, Inc., a multi-strategy private investment firm founded in 1991. ROI’s securities are traded on NASDAQ under the ticker symbols ROIQ, ROIQW and ROIQU.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

ROI has filed with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that includes a proxy statement and prospectus of ROI in connection with the proposed business combination and has mailed a definitive proxy statement/prospectus and other relevant documents to its stockholders and public warrantholders. ROI stockholders, public warrantholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with ROI’s solicitation of proxies for the stockholder and public warrantholder meetings to be held to, among other things, approve the business combination, because the proxy statement/prospectus contains important information about ROI, EveryWare Global, Inc. and the proposed business combination. The definitive proxy statement/prospectus was mailed to stockholders and public warrantholders of record of ROI as of April 15, 2013. Stockholders and public warrantholders may also obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: ROI Acquisition Corp., 601 Lexington Avenue, 51st Floor, New York, New York 10022, Attn.: Joseph A. De Perio, President.

PARTICIPANTS IN THE SOLICITATION

ROI and its directors and officers may be deemed participants in the solicitation of proxies to ROI’s stockholders and public warrantholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in ROI is contained in the Company’s Registration Statement and the definitive proxy statement/prospectus.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of ROI, EveryWare Global, Inc. and the combined company after completion of the proposed business combination, and are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and Plan of Merger for the business combination (Business Combination Agreement); (2) the outcome of any legal proceedings that may be instituted against ROI, EveryWare Global, Inc. or others following announcement of the Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure of other conditions to closing in the Business Combination Agreement; (4) the ability to meet Nasdaq’s listing standards following the merger; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that EveryWare Global, Inc. may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated in ROI’s definitive proxy statement/prospectus, including those under “Risk Factors” therein, and other filings with the SEC by ROI. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ROI and EveryWare Global, Inc. undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Contacts:

Josh Hochberg

Sloane & Company

(212) 446-1892

jhochberg@sloanepr.com

Erica Bartsch

Sloane & Company

(212) 446-1875

ebartsch@sloanepr.com

Connie Laux

Clinton Group, Inc.

(212) 825-0400